Components of Accrued Liabilities (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2013	Dec. 31, 2012
Accrued compensation and benefits	$ 5,660	$ 3,216
Accrued sales, use and telecom related taxes	3,967	4,580
Accrued expenses	10,168	11,998
Other	764	1,693
Total accrued liabilities	$ 20,559	$ 21,487